UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report: July 1, 2008

(Date of earliest event reported)

AFFYMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 731-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 1, 2008, we were named as a defendant in a complaint filed by plaintiffs E8 Pharmaceuticals LLC and Massachusetts Institute of Technology (MIT) in the United States District Court of Massachusetts.  In the complaint, the plaintiffs allege that we are infringing one patent owned by MIT and licensed to E8 Pharmaceuticals by making and selling our GeneChip® products to customers and teaching our customers how to use the products.  The plaintiffs seek a permanent injunction enjoining us from further infringement, and unspecified monetary damages, including lost profits, enhanced damages pursuant to 35 U.S.C. § 284, costs, attorneys’ fees and other relief as the court deems just and proper.  We believe that the plaintiffs’ claims are without merit and will vigorously defend against the claims advanced in the complaint.

Forward Looking Statements

Except for historical information contained in this current report, the matters set forth in this current report, including statements related to the defense of the litigation described in this current report and any potential results of such litigation, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties (i) that the litigation may result in significant costs and expenses and could divert management’s attention and resources, any of which could adversely affect our business, financial condition or results of operations, (ii) that we may not be successful in defending against these claims, (iii) that we could be forced to make a significant settlement or judgment payment to the plaintiffs and could be required to stop making and selling our GeneChip® products or obtain a license, and (iv) that if we were unable to obtain a license or design around the applicable patents, we would be unable to make or sell our GeneChip® products, which would have a material adverse affect on our business, financial condition, and results of operations, and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2007 and subsequent filings. These forward-looking statements are based on current information that is likely to change and speak only as of the date hereof. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

Dated: July 3, 2008	By:	/s/ Sandra E. Wells
		Name:	Sandra E. Wells
		Title:	Acting General Counsel, Vice President And Assistant Corporate Secretary